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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 27, 2003

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

       Delaware                        333-99451               52-1495132
----------------------------    ------------------------   -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                          Identification No.)


            343 Thornall Street, Edison, NJ                       08837
            ----------------------------------------          -------------
            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:         (732) 205-0600



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Item 5. Other Events:


         On or about October 27, 2003, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2003-S1, Series 2003-S2, Series 2003-S3, Series 2003-S4, Series 2003-S5, Series 2003-S6, Series 2003-S7 and Series 2003-S8 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits     Description
           --------     -----------
             20.1       Monthly Reports with respect to the October 27, 2003
                        distribution


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 29, 2003

                                  JPMorgan Chase Bank
                                  (f/k/a "The Chase Manhattan Bank"),
                                  As Paying Agent, on behalf of
                                  Chase Mortgage Finance Corp.


                                  By: /s/ Andrew M. Cooper
                                  -----------------------------------
                                  Name:  Andrew M. Cooper
                                  Title: Assistant Vice President



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                                INDEX TO EXHIBITS
                                -----------------

     Exhibit No.       Description
     -----------       -----------
        20.1           Monthly Reports with respect to the distribution to
                       certificateholders on October 27, 2003.